ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               DECEMBER 31, 1997

                                    BENHAM
                                     GROUP

                              International Bond

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Accountants .........................................   17
Retirement Account Information ............................................   18
Background Information
           Investment Philosophy & Policies ...............................   20
           Comparative Indices ............................................   20
           Lipper Rankings ................................................   20
           The Fund's Subadvisor ..........................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21


       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
     International
        Bond

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE(+)

* European economic and monetary union (EMU) appears to be on schedule for 1999.

* Preparations for the new single European currency, the euro, are causing bond yields to converge. Ideally, investors want to position themselves in countries where rates are expected to fall.

*   European economic growth remains weak but is improving.

*   Inflation does not appear to be a threat, which bodes well for bond returns.

* European currency weakness against the U.S. dollar had a severely negative impact on European bond returns for U.S. investors in 1997.

*   We expect the outlook for European currencies to improve in 1998.

INTERNATIONAL BOND

* 1997 was a transition year for the fund--shareholders approved changes in investment objectives, and a new fund name became effective October 1, 1997.

* The fund remained invested primarily in European government bonds through the end of the year.

* 1997 was the toughest performance year for the fund since its inception. The fund experienced negative returns, primarily because the strength of the U.S. dollar against European currencies caused currency losses that offset bond gains.

* The fund's performance lagged the average international income fund, primarily because the fund did not hedge gainst the strong dollar as much as many of its peers.

* The portfolio was underweighted against its benchmark index in the "core" European countries and overweighted in "high yield" countries.

* The investment team also reduced the fund's average maturity and duration in anticipation of stronger economic growth and higher interest rates.

*   The fund was not directly affected by the Asian crisis.

* In January 1998, the fund shifted from the J.P. Morgan ECU-Weighted European Index to the J.P. Morgan Global Traded Government Bond Index as a base for its investment weightings. The fund essentially cut its German holdings in half and replaced them with Japanese bonds.

                INTERNATIONAL
                    BOND

TOTAL RETURNS:                AS OF 12/31/97
     6 Months                         1.34%*
     1 Year                           -5.88%

NET ASSETS:                   $165.7 million
     (AS OF 12/31/97)

INCEPTION DATE:                       1/7/92

TICKER SYMBOL:                         BEGBX

* Not annualized.

(+) This summary focuses on Europe because the fund remained fully invested in European bonds through the end of 1997, and over 75% of the fund is expected to be invested in Europe in 1998.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    This is International Bond's first annual report to you since fund shareholders approved changes to broaden the scope of the fund's investments. The changes became effective October 1, 1997, and were fully implemented in January 1998. Shareholders also approved proposals to simplify fund management guidelines and adopt a unified fee structure.

    Unfortunately, 1997 was a difficult year for U.S. investors in international bonds. International bond gains were offset by currency losses caused by the strength of the U.S. dollar against most foreign currencies. According to Lipper Analytical Services, the average international bond fund returned -0.43%. Our international bond team provides details on market conditions and your fund's performance on the following pages.

    On American Century's corporate front, the past year was more rewarding. A major focus during the latter half of the year was the negotiation of a business partnership with J.P. Morgan & Co., which became a significant minority shareholder in American Century on January 15, 1998. J.P. Morgan, one of the world's largest and oldest financial services companies, has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Within the framework of the business partnership, American Century will continue to operate as an independent company.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. And two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    The coming year is also noteworthy -- 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and combination (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

      Sincerely,

/s/James E. Stowers III                    /s/James M. Benham
James E. Stowers III                       James M. Benham
Chief Executive Officer                    Vice Chairman
American Century Investment                American Century Investment
   Management, Inc.                           Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE*

[line graph - data below]

CONVERGING 10-YEAR NOTE YIELDS

                 Italy           Spain           Germany
1/3/97           7.632%          7.021%          6.073%
1/10/97          7.534%          6.998%          6.014%
1/17/97          7.263%          6.917%          5.851%
1/24/97          7.247%          6.837%          5.871%
1/31/97          7.352%          6.756%          5.798%
2/7/97           7.268%          6.778%          5.693%
2/14/97          7.333%          6.659%          5.561%
2/21/97          7.388%          6.740%          5.583%
2/28/97          7.741%          7.007%          5.616%
3/7/97           7.681%          6.949%          5.727%
3/14/97          7.915%          7.063%          5.759%
3/21/97          8.001%          7.210%          5.974%
3/28/97          8.022%          7.163%          5.982%
4/4/97           7.976%          7.133%          6.073%
4/11/97          7.770%          7.005%          6.024%
4/18/97          7.697%          6.970%          5.888%
4/25/97          7.788%          7.036%          5.949%
5/2/97           7.664%          6.889%          5.806%
5/9/97           7.494%          6.735%          5.797%
5/16/97          7.363%          6.622%          5.795%
5/23/97          7.401%          6.623%          5.923%
5/30/97          7.542%          6.747%          5.986%
6/6/97           7.431%          6.694%          5.834%
6/13/97          7.273%          6.478%          5.738%
6/20/97          7.171%          6.452%          5.791%
6/27/97          6.987%          6.392%          5.745%
7/3/97           6.838%          6.315%          5.660%
7/10/97          6.681%          6.228%          5.604%
7/17/97          6.735%          6.253%          5.674%
7/24/97          6.308%          6.204%          5.641%
7/31/97          6.698%          6.286%          5.672%
8/8/97           6.792%          6.407%          5.780%
8/15/97          6.750%          6.358%          5.731%
8/22/97          6.779%          6.389%          5.754%
8/29/97          6.835%          6.386%          5.740%
9/5/97           6.588%          6.273%          5.738%
9/12/97          6.578%          6.237%          5.678%
9/19/97          6.287%          6.004%          5.568%
9/26/97          6.168%          5.961%          5.578%
10/3/97          6.075%          5.809%          5.436%
10/10/97         6.341%          6.045%          5.662%
10/17/97         6.205%          6.062%          5.733%
10/24/97         6.232%          6.092%          5.741%
10/31/97         6.264%          6.046%          5.624%
11/7/97          6.205%          6.046%          5.652%
11/14/97         6.112%          5.932%          5.627%
11/21/97         5.975%          5.875%          5.572%
11/28/97         5.907%          5.789%          5.489%
12/5/97          5.839%          5.780%          5.471%
12/12/97         5.712%          5.654%          5.335%
12/19/97         5.623%          5.545%          5.297%
12/26/97         5.533%          5.513%          5.295%

Source: Salomon Brothers Yield Book

EMU UPDATE

    European economic and monetary union (EMU), scheduled to begin in 1999, appears to be on track. The preparations for EMU and a single European currency, the euro, provided much of the backdrop for events in the European bond market in 1997.

    Part of that backdrop was yield convergence. Bond yields of economically weaker, so-called "high-yield" countries such as Spain and Italy converged with those of the "core" countries -- Germany, Belgium, France and the Netherlands--that traditionally have stronger economies. (See the accompanying graph.)

    By 1999, short-term interest rates in the EMU countries should be identical. Short-term interest rates at slightly above 4% imply lower rates in the high-yield countries and higher rates in the core countries. As a result, bonds in the high-yield countries are expected to outperform those in the core countries.

    Bonds from the U.K. look attractive for similar reasons. Though it is not one of the 11 countries that will join EMU in 1999, the U.K. is expected to join several years later. After rate increases to curb strong economic growth, U.K. interest rates should be poised for downward convergence, and U.K. bond returns should be favorable.

ECONOMIC GROWTH AND INFLATION

    With the exception of the U.K., which is already well into an economic recovery, Europe is economically weak but in the initial stages of recovery. Double-digit unemployment still prevails on much of the continent, but economic growth rates are improving. In 1997, the estimated economic growth rate for Europe as a whole was approximately 2.5%. We expect it to increase to 3% or slightly higher in 1998 despite the potential impact of the Asian crisis.

    Though economic growth is improving, inflation does not appear to be a threat. Inflation rates in the European economies generally ranged from 2% to 3% in 1997. We expect them to remain at similar levels in 1998.

CURRENCY VALUES

    European currency weakness against the U.S. dollar in 1997 had a severely negative impact on U.S. investors in European bonds. Low European economic growth and interest rates compared to the U.S. translated into declining values of most European currencies against the dollar in 1997, especially during the first half of the year. European currencies stabilized at mid-year as economic growth rates picked up, but it was not enough to offset earlier losses. When European bond returns were converted into dollars for U.S. investors, the devalued currencies bought fewer dollars, wiping out the bond gains.

    With the U.S. appearing to be in the late stages of its economic cycle and the European economies generally in the early stages of theirs, it looks like European currency stabilization against the dollar is in order. We do not believe that foreign exchange factors will be as harsh on American investors in international securities in 1998 as they were in 1997, particularly in Europe.

* This summary focuses on Europe because the fund remained fully invested in European bonds through the end of 1997, and over 75% of the fund is expected to be invested in Europe in 1998.



ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                            AVERAGE ANNUAL RETURNS
                                  6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF FUND(1)
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF
DECEMBER 31, 1997(2)
  International Bond ..............  1.34%           -5.88%           7.59%           7.17%          7.18%
  J.P. Morgan ECU-Weighted
    European Index(+) .............  1.51%           -5.33%           8.03%           8.13%          6.96%
  Average International
    Income Fund(4) ................  0.91%           -0.43%           9.03%           7.67%          7.51%(3)
  Fund's Ranking Among
  International Income Funds(4) ...   --          42 out of 46    16 out of 31     8 out of 11     4 out of 9(3)

(1) Inception date was January 7, 1992.

(2) Returns for periods less than one year are not annualized.

(3) Since 1/31/92, the date nearest the fund's inception for which data are available.

(4)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 1/7/92

                               Value on 12/31/97
               International Bond             J.P. Morgan ECU Index(+)
1/7/92              $10,000                       $10,000
Jan-92              $9,850                        $9,577
Feb-92              $9,820                        $9,498
Mar-92              $9,736                        $9,386
Apr-92              $9,866                        $9,528
May-92              $10,227                       $9,907
Jun-92              $10,731                       $10,391
Jul-92              $10,975                       $10,608
Aug-92              $11,513                       $11,196
Sep-92              $11,501                       $11,050
Oct-92              $10,957                       $10,495
Nov-92              $10,700                       $10,136
Dec-92              $10,708                       $10,120
Jan-93              $10,847                       $10,293
Feb-93              $10,804                       $10,227
Mar-93              $11,179                       $10,610
Apr-93              $11,350                       $10,894
May-93              $11,425                       $10,945
Jun-93              $11,114                       $10,548
Jul-93              $10,890                       $10,352
Aug-93              $11,639                       $10,908
Sep-93              $11,992                       $11,218
Oct-93              $11,820                       $11,102
Nov-93              $11,713                       $10,992
Dec-93              $11,970                       $11,200
Jan-94              $12,103                       $11,246
Feb-94              $11,871                       $11,159
Mar-94              $11,871                       $11,317
Apr-94              $11,894                       $11,326
May-94              $11,693                       $11,221
Jun-94              $11,971                       $11,528
Jul-94              $12,073                       $11,665
Aug-94              $11,881                       $11,590
Sep-94              $12,050                       $11,749
Oct-94              $12,484                       $12,142
Nov-94              $12,130                       $11,860
Dec-94              $12,152                       $11,863
Jan-95              $12,469                       $12,257
Feb-95              $12,950                       $12,619
Mar-95              $13,834                       $13,543
Apr-95              $13,881                       $13,595
May-95              $14,071                       $13,778
Jun-95              $14,202                       $13,906
Jul-95              $14,502                       $14,288
Aug-95              $13,985                       $13,705
Sep-95              $14,393                       $14,188
Oct-95              $14,771                       $14,497
Nov-95              $14,759                       $14,522
Dec-95              $15,117                       $14,906
Jan-96              $14,877                       $14,616
Feb-96              $14,801                       $14,608
Mar-96              $14,834                       $14,633
Apr-96              $14,692                       $14,449
May-96              $14,821                       $14,551
Jun-96              $14,881                       $14,700
Jul-96              $15,391                       $15,225
Aug-96              $15,431                       $15,282
Sep-96              $15,491                       $15,257
Oct-96              $15,781                       $15,595
Nov-96              $15,978                       $15,765
Dec-96              $16,082                       $15,798
Jan-97              $15,250                       $15,037
Feb-97              $15,032                       $14,759
Mar-97              $14,992                       $14,759
Apr-97              $14,719                       $14,463
May-97              $14,965                       $14,725
Jun-97              $14,938                       $14,735
Jul-97              $14,364                       $14,190
Aug-97              $14,486                       $14,368
Sep-97              $15,100                       $14,833
Oct-97              $15,428                       $15,242
Nov-97              $15,278                       $15,072
Dec-97              $15,136                       $14,957

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                 12/31/97          12/31/96
Number of Securities                25                34
Weighted Average Maturity        6.3 years         6.5 years
Average Duration                 4.3 years         5.0 years
Expense Ratio                      0.84%             0.83%


(+) On July 30, 1997, shareholders voted to change the fund from a European to an International bond fund. A new benchmark, the J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%), was chosen for the fund to reflect its new international focus. However, the fund did not begin to invest in bonds outside of Europe until January 1998, and the new benchmark was not effective until that time. Therefore, we have used the fund's old benchmark--the J.P. MORGAN ECU-WEIGHTED EUROPEAN INDEX (which remained the fund's benchmark until December 31, 1997)--for performance comparisons in this report. Comparisons with the fund's new benchmark will begin with the June 30, 1998, semiannual report.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Dominic Pegler and Dave Schroeder, portfolio managers on the International Bond investment team.

HOW DID THE FUND PERFORM?

    Though the fund rebounded in the second half of 1997, its return for the entire year was negative. The fund's total return in 1997 was -5.88%, compared with the -5.33% return of the J.P. Morgan ECU-Weighted European Index and the -0.43% average return of the 46 "International Income Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund's 1997 return was its worst calendar year total return since inception. The negative performance can be attributed to the unusual strength of the U.S. dollar and the fact that, following our typical practice, we didn't hedge the fund's investments against the dollar. In addition to providing international diversification, the fund can be used as a non-dollar-denominated hedge for U.S. investors against dollar weakness. Unfortunately, 1997 was almost exactly the opposite of the "weak dollar" investment environment for which the fund is best suited.

WHY  HAVE  YOU  COMPARED  THE  FUND'S   PERFORMANCE   AGAINST  THE  J.P.  MORGAN
ECU-WEIGHTED EUROPEAN INDEX?

    For this report, we used the European bond index because the fund's investment portfolio consisted primarily of European government bonds through the end of the year. Even though the fund changed its name to International Bond on October 1, 1997, we needed additional time to implement the new investment strategy. (The new strategy enables the fund to invest in bonds from around the globe, excluding the U.S. It also allows the fund to invest


[bar graph - data below]

INTERNATIONAL BOND'S ONE-YEAR RETURNS
SINCE INCEPTION (Periods ended December 31)

            International Bond        J.P. Morgan ECU Index(2)
12/92(1)           8.71%                       1.20%
12/93             11.79%                      10.67%
12/94              1.52%                       5.92%
12/95             24.40%                      25.65%
12/96              6.38%                       5.98%
12/97             -5.88%                      -5.33%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Return from the fund's 1/7/92 inception to 12/31/92.

(2) See note on page 4.


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

as much as 35% of its assets in foreign corporate bonds that are rated AA or better.) The implementation delay actually benefited the fund because it did not hold Japanese bonds when the economic crisis in Asia erupted in October.

WHY DID THE FUND UNDERPERFORM THE INDEX IN 1997?

    It's not unusual for the fund to slightly underperform the index because the fund's total return is reduced by fees and operating expenses, while the index's isn't. That's why we also compare the fund's return to the performance of other mutual funds, such as the 46 funds represented by Lipper's "International Income Funds" category.

WHY DID THE FUND UNDERPERFORM THE AVERAGE INTERNATIONAL INCOME FUND IN 1997?

    Many international income funds can hedge 50% or more of their investments against the U.S. dollar, which helps them offset currency losses when the dollar strengthens, as it did in 1997. International Bond cannot hedge more than 25% of its portfolio, and we seldom approach that level, preferring to maintain our "pure play" as a non-dollar-denominated fund. Hedging can also incur significant transaction costs, which reduce fund returns.

HOW WAS THE FUND POSITIONED IN THE SECOND HALF OF 1997?

    As stated in the fund's 6/30/97 semiannual report, we expected to see stronger economic growth and stable to rising interest rates. In anticipation of higher rates, we reduced the investment portfolio's interest rate sensitivity (and its vulnerability to price declines) by shortening the fund's average maturity and duration. We shortened the fund's average maturity from 6.9 years on June 30 to 6.3 years on December 31. Similarly, we reduced the fund's average duration from 5.2 years to 4.3 years during the same period.

    Because the "core" countries (Germany, France, the Netherlands, Belgium) had lower interest rates than the "high yield" countries (such as Italy and Spain) and the U.K., we remained underweight in the core countries and overweight in the U.K., Italy and Spain for most of the year. However, as economic conditions in Spain improved and Italy lowered its rates in preparation for EMU, we sold Spanish and Italian bonds and moved much of that money into British and Swedish securities. The U.K. and Sweden were our largest overweight positions at the end of the year (see the accompanying chart).

    Though we didn't make any bond investments outside Europe in 1997, we utilized the fund's new investment objectives in the fourth quarter to buy corporate bonds for the first time, in France and the Netherlands.

WHAT EFFECTS DID THE ASIAN CRISIS HAVE ON GLOBAL BOND MARKETS?

    The "safe-haven effect" boosted many bond markets in developed countries, including those in Europe. As investors removed their money from


[bar chart - data below]

BOND HOLDINGS BY COUNTRY (as of 12/31/97)

                   International Bond      J.P. Morgan ECU Index
U.K.                      31                      13
Germany                   26                      32
France                    17                      21
Sweden                    10                       0
Netherlands                8                      10
Denmark                    4                       3
Spain                      2                       4
Other                      2                      17


6    MANAGEMENT Q & A                             AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

troubled Southeast Asian markets, they moved it to the relative safety of government securities in the U.S., Europe and Japan. Investors fleeing global stock market volatility also sought refuge in the government bonds of Europe and the U.S.

    The impending recession in Southeast Asia will likely lead to an economic slowdown in other parts of the world, especially Japan. This, too, is positive for global bond markets because interest rates typically fall and bond prices rise as economic growth slows.

HOW WAS THE FUND AFFECTED BY THE ASIAN CRISIS?

    It wasn't directly affected at all, because the fund was not invested in the region. In October, when the crisis hit the hardest, all of the fund's assets were still invested in European government bonds. The fund's investment parameters do not allow us to invest in Southeast Asia, even if we wanted to. The fund can only invest in bonds rated AA or better, and all of the debt in this region has lower credit ratings.

WHAT CHANGES DID YOU BEGIN MAKING TO THE INVESTMENT PORTFOLIO IN JANUARY 1998?

    The biggest change was that we no longer based our neutral country weightings on the J.P. Morgan ECU-Weighted European Index. Instead, we switched to the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%), a customized international bond index that consists of foreign bonds from 21 developed countries in North America, Europe and Asia, as well as Australia. We sold about 25% of the fund's European bond holdings, temporarily investing the proceeds in short-term U.S. securities. Then we incrementally and selectively bought bonds in Japan, Canada and Australia.

HOW DIFFERENT WILL THE FUND'S PORTFOLIO LOOK?

    The biggest differences will be in the weightings of Germany and Japan. Two-thirds of the J.P. Morgan ECU-Weighted European Index was weighted in three European countries -- Germany, France and the U.K., with Germany representing nearly a third of the index. By contrast, Germany represents just 16% of the customized J.P. Morgan Global Traded Government Bond Index, and Germany, France and the U.K. combined represent just 44% of the new index. Japan is 15% of the global index. The largest weightings, in order of size, in the new index are Germany, Japan, France, Italy and the U.K., representing approximately 70% of the index. Canada and Australia represent 5% and 2% of the index, respectively. We have invested neutral to the index in Japan, Canada and Australia, and we expect to remain neutral during the first half of 1998. In Europe, we will continue to overweight the U.K. and Sweden, and underweight the core countries.


[bar chart - data below]

BOND HOLDINGS BY COUNTRY (as of 6/30/97)

                  International Bond     J.P. Morgan ECU Index
Germany                   31%                      32%
France                    23%                      21%
U.K.                      17%                      13%
Italy                     11%                       8%
Netherlands                8%                      10%
Spain                      6%                       4%
Belgium                    1%                       9%
Other                      3%                       3%


ANNUAL REPORT                                      MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Principal Amount                                                          Value
------------------------------------------------------------------------------------

GOVERNMENT BONDS

DENMARK--3.6%

DKK                       25,000,000  Kingdom of Denmark,
                                          8.00%, 3/15/06           $    4,226,339
                                                                  --------------------

FRANCE--11.1%

FRF                       1,885,000    Government of France,
                                          4.75%, 3/12/02                  313,775

                            964,000    Government of France,
                                          7.50%, 4/25/05                  183,058

                         32,790,000    Government of France,
                                          6.00%, 10/25/25               5,523,588

                         36,200,000    Societe Nationale des
                                          Chemins des Fers,
                                          8.60%, 3/9/04                 7,090,784
                                                                  --------------------

                                                                       13,111,205
                                                                  --------------------

GERMANY--25.9%

DEM                       9,000,000    FNMA Global Bond, 6.00%,
                                          8/23/00                       5,149,434

                            490,000    German Federal Republic,
                                          8.00%, 7/22/02                  307,059

                            200,000    German Federal Republic,
                                          7.125%, 12/20/02                121,938

                          8,850,000    German Federal Republic,
                                          6.875%, 5/12/05               5,405,613

                            360,000    German Federal Republic,
                                          6.00%, 1/4/07                   208,980

                          5,000,000    Inter American Development
                                          Bank, 7.50%, 12/16/02         3,038,728

                          7,600,000    Kredit Fuer Wiederaufbau
                                          International Finance,
                                          6.75%, 6/20/05                4,492,091

                          7,100,000    Suedwestdeutsche
                                          Landesbank, 6.25%,
                                          10/21/03                      4,153,132

                         13,000,000    Tennessee Valley Authority
                                          Global Bond, 6.375%,
                                          9/18/06                       7,635,408
                                                                  --------------------

                                                                       30,512,383
                                                                  --------------------

NETHERLANDS--0.1%

NLG                         150,000    Government of the
                                          Netherlands, 8.50%,
                                          3/15/01                          82,287
                                                                  --------------------


Principal Amount                                                          Value
------------------------------------------------------------------------------------

SPAIN--1.6%

ESP                     261,560,000    Government of Spain,
                                          7.35%, 3/31/07           $    1,927,944
                                                                  --------------------

SWEDEN--10.6%

SEK                       54,200,000  Kingdom of Sweden,
                                          10.25%, 5/5/00                7,538,993

                          34,300,000  Kingdom of Sweden,
                                          8.00%, 8/15/07                4,945,207
                                                                  --------------------

                                                                       12,484,200
                                                                  --------------------

SWITZERLAND--1.8%

CHF                        2,800,000  Government of Switzerland,
                                          4.50%, 6/10/07                2,102,074
                                                                  --------------------

UNITED KINGDOM--31.4%

GBP                       4,160,000    Republic of Austria,
                                          9.00%, 7/22/04                7,657,808

                          4,900,000    United Kingdom Treasury,
                                          9.75%, 8/27/02                9,094,877

                          3,300,000    United Kingdom Treasury,
                                          9.50%, 4/18/05                6,406,168

                          6,580,000    United Kingdom Treasury,
                                          8.75%, 8/25/17               13,846,744
                                                                  --------------------

                                                                       37,005,597
                                                                  --------------------

TOTAL GOVERNMENT BONDS--86.1%                                         101,452,029
                                                                  --------------------
   (Cost $103,871,643)

CORPORATE BONDS

FRANCE--6.0%

FRF                       41,000,000  CETELEM EOS, 6.30%,
                                          11/24/99                      7,063,326
                                                                  --------------------

NETHERLANDS--7.9%

NLG                      17,000,000    Bank Nederland Gemeenten,
                                          7.625%, 12/16/02              9,315,815
                                                                  --------------------

TOTAL CORPORATE BONDS--13.9%                                           16,379,141
                                                                  --------------------
   (Cost $18,093,448)

TOTAL INVESTMENT SECURITIES--100.0%                                  $117,831,170
                                                                  ====================
   (Cost $121,965,091)

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts               Settlement                        Unrealized
       to Sell                   Dates            Value         Gain (Loss)
------------------------------------------------------------------------------

      609,481,936    BEF        3/18/98     $  16,524,911      $  162,073

      246,071,601    BEF        6/29/98         6,708,077         13,153

       40,720,113    DEM        3/18/98        22,737,298         742,744

       60,476,425    DEM        6/29/98        33,958,617         153,668

        5,988,986    DKK        3/18/98           877,508         21,355

        2,445,881    DKK        6/29/98           360,046          3,254

    2,048,196,657    ESP        3/18/98        13,471,661         273,440

       38,906,835    ESP        6/29/98           256,777           2,723

       10,008,587    FIM        3/18/98         1,844,819          62,996

       51,217,949    FRF        3/18/98         8,547,863         181,545

       69,226,323    FRF        6/29/98        11,617,550          45,579

        3,543,941    GBP        3/18/98         5,798,798        (10,974)

       10,567,767    GBP        6/29/98        17,208,825        (80,445)

   13,986,674,501    ITL        3/18/98         7,903,898         173,841

    2,343,136,587    ITL        6/29/98         1,325,735          17,877

        2,889,805    NLG        3/18/98         1,431,973          14,014

       10,748,413    NLG        6/29/98         5,356,506          18,641

      147,274,935    SEK        3/18/98        18,587,549         864,098

      156,175,464    SEK        6/29/98        19,752,646         404,615
                                            ----------------   --------------

                                              $194,271,057      $3,064,197
                                            ================   ==============

(Value on Settlement Date $197,335,254)


      Contracts              Settlement                         Unrealized
       to Buy                   Dates              Value        Gain (Loss)
-----------------------------------------------------------------------------

        4,948,111    AUD        6/29/98     $   3,237,972        $ (5,762)

      609,481,936    BEF        3/18/98        16,524,910        (343,436)

      552,873,654    BEF        6/29/98        15,071,707        (122,347)

       13,218,098    CAD        6/29/98         9,291,971         26,516

       40,720,113    DEM        3/18/98        22,737,298        (492,788)

        5,774,263    DEM        6/29/98         3,242,354        (44,871)

        5,988,986    DKK        3/18/98           877,508        (20,112)

        6,745,289    DKK        6/29/98           992,939         (6,987)

    2,048,196,657    ESP        3/18/98        13,471,661        (453,919)

      820,681,528    ESP        6/29/98         5,416,319         (47,380)

        1,008,587    FIM        3/18/98         1,844,819         (55,786)

       51,217,949    FRF        3/18/98         8,547,863        (172,069)

       10,672,073    FRF        6/29/98         1,790,986         (17,227)

        3,543,941    GBP        3/18/98         5,798,798        (149,437)

          799,925    GBP        6/29/98         1,302,619          (3,799)

   13,986,674,501    ITL        3/18/98         7,903,898        (210,548)

   33,653,797,735    ITL        6/29/98        19,041,161        (189,934)

    3,288,909,000    JPY        6/29/98        25,873,665         (64,104)

        2,889,805    NLG        3/18/98         1,431,973         (34,635)

        4,186,055    NLG        6/29/98         2,086,134         (16,054)

      147,274,935    SEK        3/18/98        18,587,549        (399,064)

       96,988,094    SEK        6/29/98        12,266,789        (204,939)
                                           ----------------   ---------------
                                             $197,340,893      $(3,028,682)
                                           ================   ===============

(Value on Settlement Date $200,369,575)


NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

BEF = Belgian Franc

CAD = Canadian Dollar

CHF = Swiss Franc

DEM = German Mark

DKK = Danish Krone

ESP = Spanish Peseta

FNMA = Federal National Mortgage Association

FIM = Finnish Markka

FRF = French Franc

GBP = British Pound

ITL = Italian Lira

JPY = Japanese Yen

NLG = Netherlands Guilder

SEK = Swedish Krona

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value (identified
 cost of $121,965,091) (Note 3) ..........................        $ 117,831,170

Foreign currency holdings, at value
  (identified cost of $1,715,522) ........................            1,701,875

Cash .....................................................              485,508

Receivable for investments sold ..........................           45,105,875

Receivable for forward foreign
 currency exchange contracts .............................            3,182,132

Interest receivable ......................................            3,468,469
                                                                  -------------
                                                                    171,775,029
                                                                  -------------
LIABILITIES

Disbursements in excess of
 demand deposit cash .....................................              261,026

Payable for investments purchased ........................            2,153,942

Payable for forward foreign
 currency exchange contracts .............................            3,146,617

Payable for capital shares redeemed ......................              359,865

Accrued management fees (Note 2) .........................              122,423
                                                                  -------------
                                                                      6,043,873
                                                                  -------------
Net Assets ...............................................        $ 165,731,156
                                                                  =============
CAPITAL SHARES

Outstanding (Unlimited number
 of shares authorized) ...................................           15,176,256
                                                                  =============

Net Asset Value Per Share ................................        $       10.92
                                                                  =============
NET ASSETS CONSIST OF:

Capital paid in ..........................................          $170,173,52

Distributions in excess of
  net investment income ..................................           (1,481,465)

Accumulated undistributed net
 realized loss from investments
 and foreign currency transactions .......................            1,248,251

Net unrealized depreciation on
 investments and translation
 of assets and liabilities in
 foreign currencies (Note 3) .............................           (4,209,150)
                                                                  -------------
                                                                  $ 165,731,156
                                                                  =============
See Notes to Financial Statements


10     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME

Income:

Interest (net of foreign taxes
  withheld of $62,187) ..................................          $ 11,676,370
                                                                   ------------
Expenses (Note 2):

Investment advisory fees ................................             1,219,730

Transfer agency fees ....................................               134,632

Administrative fees .....................................               120,327

Printing and postage ....................................                59,085

Trustees' fees and expenses .............................                56,358

Custodian fees ..........................................                55,351

Auditing and legal fees .................................                33,570

Registration and filing fees ............................                21,313

Other operating expenses ................................                 9,515
                                                                   ------------
  Total expenses ........................................             1,709,881

Amount recouped (Note 2) ................................                22,385
                                                                   ------------
  Net expenses ..........................................             1,732,266
                                                                   ------------
Net investment income ...................................             9,944,104
                                                                   ------------
REALIZED AND UNREALIZED
GAIN (LOSS)ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments .............................................             9,523,659

Foreign currency transactions ...........................           (22,790,500)
                                                                   ------------
                                                                    (13,266,841)
                                                                   ------------
Change in net unrealized
  depreciation on:

Investments .............................................            (4,863,897)

Translation of assets and
  liabilities in foreign currencies .....................            (7,482,631)
                                                                   ------------
                                                                    (12,346,528)
                                                                   ------------
Net realized and unrealized loss on
investments and foreign currency ........................           (25,613,369)
                                                                   ------------
Net Decrease in Net Assets
Resulting from Operations ...............................          $(15,669,265)
                                                                   ============
See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       11


                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997 AND
DECEMBER 31, 1996

Increase (Decrease) in Net Assets                      1997             1996

OPERATIONS

Net investment income ........................   $   9,944,104    $  13,573,654

Net realized gain (loss) on investments
 and foreign currency transactions ...........     (13,266,841)       7,792,321

Change in net unrealized depreciation
 on investments
 and translation of assets and
 liabilities in foreign currencies ...........     (12,346,528)      (7,068,835)
                                                 -------------    -------------
Net increase (decrease) in
 net assets resulting from operations ........     (15,669,265)      14,297,140
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................        (559,851)     (14,902,694)

In excess of net investment income ...........            --           (469,390)

From net realized gains on
 investment transactions .....................      (2,182,275)      (3,159,533)
                                                 -------------    -------------
Decrease in net assets from distributions ....      (2,742,126)     (18,531,617)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................      93,135,669      127,499,231

Proceeds from reinvestment of distributions ..       2,542,647       16,233,620

Payments for shares redeemed .................    (163,991,495)    (139,289,703)
                                                 -------------    -------------
Net increase (decrease) in
 net assets from capital share transactions ..     (68,313,179)       4,443,148
                                                 -------------    -------------
Net increase (decrease) in net assets ........     (86,724,570)         208,671

NET ASSETS

Beginning of year ............................     252,455,726      252,247,055
                                                 -------------    -------------
End of year ..................................   $ 165,731,156    $ 252,455,726
                                                 =============    =============
Distributions in excess of
  net investment income ......................   $  (1,481,465)   $    (167,924)
                                                 =============    =============
TRANSACTIONS IN
SHARES OF THE FUND

Sold .........................................       8,534,948       10,867,890

Issued in reinvestment of dividends ..........         230,124        1,406,608

Redeemed .....................................     (15,004,608)     (11,964,150)
                                                 -------------    -------------
Net increase (decrease) ......................      (6,239,536)         310,348
                                                 =============    =============
See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century International Bond Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. American Century - Benham International Bond Fund, formerly American Century-Benham European Government
Bond Fund, (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT  INCOME--Interest  income less foreign taxes withheld (if any) is
recorded  on  the  accrual  basis  and  includes   accretion  of  discounts  and
amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purposes of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

    INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    ADDITIONAL INFORMATION--Effective January 15, 1998, Fund's Distributor, Inc.
(FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory (including the previous agreement for the recoupment of waived expenses by the advisor), administrative and transfer agency services. Under the agreement, ACIM will continue to provide all services required by the Fund in exchange for one unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of the Fund determines its investment category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. International Bond is in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly based on the Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for the Fund is as follows:

     0.6100% of the first $1 billion
     0.5580% of the next $1 billion
     0.5280% of the next $3 billion
     0.5080% of the next $5 billion
     0.4950% of the next $15 billion
     0.4930% of the next $25 billion
     0.4925% of the net assets over $50 billion

    The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Management fees of $641,176 were incurred under the new management agreement and were included in Investment Advisory Fees in the Statement of Operations. Total expenses (including amount recouped by the advisor) and the annualized ratio of operating expenses to average net assets for the seven months ended July 31, 1997 were $1,091,090 and 0.85%, respectively.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the Fund.

    Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, ACSC, and the registered broker-dealer American Century Investment Services, Inc.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $309,742,411. Sales of investment securities, excluding short-term investments, totaled $409,282,913. On December 31, 1997, accumulated net unrealized depreciation on investments was $4,205,347, based on the aggregate cost of investments for federal income tax purposes of $122,036,517, which consisted of unrealized appreciation of $1,560,211 and unrealized depreciation of $5,765,558.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       15


                             FINANCIAL HIGHLIGHTS

                 For a Share Outstanding Throughout the Years Ended December 31

                                         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ....................  $11.79         $11.95          $10.36         $10.82         $10.01
                                      ----------     ----------     ------------    ----------    -----------
Income From Investment Operations

  Net Investment Income ..............   0.65           0.69            0.61           0.78           0.69

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions .........  (1.34)          0.03            1.88          (0.63)          0.49
                                      ----------     ----------     ------------    ----------    -----------
  Total From
  Investment Operations ..............  (0.69)          0.72            2.49           0.15           1.18
                                      ----------     ----------     ------------    ----------    -----------
Distributions

  From Net Investment Income .........  (0.04)         (0.71)          (0.90)         (0.60)         (0.37)

  In Excess of Net
  Investment Income ..................    --           (0.02)            --             --             --

  From Net Realized Gains
  on Investment Transactions .........  (0.14)         (0.15)            --           (0.01)           --
                                      ----------     ----------     ------------    ----------    -----------
  Total Distributions ................  (0.18)         (0.88)          (0.90)         (0.61)         (0.37)
                                      ----------     ----------     ------------    ----------    -----------
Net Asset Value, End of Year .........  $10.92         $11.79          $11.95         $10.36         $10.82
                                      ==========     ==========     ============    ==========    ===========
  Total Return(1) ....................  (5.88)%         6.38%          24.40%          1.52%         11.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................   0.84%          0.83%           0.82%          0.86%          0.85%

Ratio of Net Investment Income
to Average Net Assets ................   4.82%          5.48%           6.14%          6.09%          6.27%

Portfolio Turnover Rate ..............   163%           242%            167%           166%           310%

Net Assets, End
of Year (in thousands) ............... $165,731       $252,456        $252,247       $194,301       $355,615

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


16      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the
American Century-Benham International Bond Fund:


  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century-Benham International Bond Fund as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets as of December 31, 1996 and the financial highlights for each of the four years in the period ended December 31, 1996, were audited by other auditors, whose report, dated February 7, 1997, expressed an unqualified opinion on those statements.


  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Century-Benham International Bond Fund as of December 31, 1997, the its operations, the changes in its net assets and the financial highlights for results of the year then ended, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 10, 1998


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       17


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL BOND invests in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

    The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

    International   investing   involves   special  risks,   such  as  political
instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The J.P. MORGAN ECU-WEIGHTED EUROPEAN INDEX consists of government bonds from nine European countries, weighted by European currency units (ECUs).

    The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia and Australia.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for International Bond is:

    INTERNATIONAL INCOME FUNDS--funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

    J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $200 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated.


INVESTMENT TEAM LEADERS

     Portfolio Managers             Dominic Pegler (J.P. Morgan)
                                    Dave Schroeder


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS--the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING--a strategy used to offset fluctuations in the value of a currency. For example, if the fund managers expect the dollar to strengthen against foreign currencies, they might choose to invest (or hedge) a portion of the fund's securities in U.S. dollars to offset the expected currency losses.


ANNUAL REPORT                                              GLOSSARY       21

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY INTERNATIONAL BOND FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


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